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                                                                    EXHIBIT 99.4


                     FORM OF AGREEMENT TO SURRENDER OPTIONS
                [LETTERHEAD OF DUALSTAR TECHNOLOGIES CORPORATION]


June 25, 2003

[management addressee]
[address]
[city/state/zip]


Dear [Mr. Executive]:

As you know, DualStar Technologies Corporation (the "Company") has reached an agreement with its senior lender, Madeleine LLC ("Madeleine"), whereby Madeleine would exchange all of the outstanding principal and accrued interest with respect to the senior secured indebtedness owed by the Company to Madeleine for the Company's interests in certain real estate and certain private cable television assets and for common equity of the Company. A copy of said agreement in principle is annexed hereto as Exhibit A. As part of the agreement, you and certain other members of the Company's management have agreed to surrender all of your outstanding stock options for cancellation.

In consideration of such cancellation, and subject to the satisfaction of the two conditions set forth below in this letter, the Company will issue to you under the Company's 1994 Stock Option Plan, as amended (the "Plan"), new options to purchase the same aggregate number of shares of Common Stock, which shall include

     (a) a ten year term which shall continue even if you are no longer in the employ of the Company for any reason;

     (b) an exercise price equal to 50% of the fair market value at the date of grant;

     (c) immediate vesting; and

     (d) a date of grant which is at least six months and one day from the date of surrender of said options.

The issuance of new options is conditioned upon (1) the issuance of Common Stock to Madeleine in exchange for the reduction of the Company's outstanding indebtedness to Madeleine (the "Stock Issuance") and (2) approval, by the Company's shareholders, of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock. The Company will present such amendment to the shareholders at the next meeting of shareholders. The surrender of options will become effective simultaneously with the Stock Issuance.

Upon satisfaction of the conditions herein, the Company will grant the new options at least six months and one day (but not more than one year) following the Stock Issuance and surrender. Pursuant to the Plan, the stock option committee of the board of directors will meet to grant the new options within the time period set forth in the preceding sentence. The terms and conditions of new options will be substantially the same as provided in the form of option agreement attached hereto as Exhibit B (except as specified above).

You acknowledge and agree that you have received and reviewed the agreement in principle referred to above and you understand the terms and conditions in such agreement in principle.

The Company will use its best efforts to consummate a definitive agreement in accordance with the agreement in principle and to call a meeting of shareholders to vote upon the amendment to the


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Company's Certificate of Incorporation and any related matters and the Company will solicit proxies in favor of such amendment and any related matters.

Upon the execution and delivery of this letter, you, on your own behalf and on behalf of your heirs, assigns, attorneys, agents and legal representatives, do hereby release and forever discharge the Company (including any subsidiaries and affiliates) of and from any and all claims, causes of action, obligations, demands and liabilities whatsoever, of every name and nature, both in law and equity, known and unknown, anticipated and unanticipated, which you had, have or hereafter may have, or which any person or entity may have on your behalf, against the Company, including any subsidiaries and affiliates, solely because of or arising from any matter, event or thing which has happened, developed or occurred before the execution of this letter relating to the grant, exercise (or failure to exercise) any options, warrants or other securities issued (or not issued) by the Company (including any subsidiaries and affiliates).

If you have any questions about the option surrender, please contact me.


Sincerely,



Gregory Cuneo
President and Chief Executive Officer

I agree to and surrender for cancellation the options to purchase ___________ shares of Common Stock of the Company, pursuant to the terms hereof, which surrender shall be effective simultaneously with the Stock Issuance.


By____________________________

Name

Dated as June 25, 2003




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                                                                       EXHIBIT A

                        DualStar Technologies Corporation

         Agreement in Principle for Conversion of Outstanding Debt held by Madeleine, L.L.C.

         Madeleine, L.L.C. ("Madeleine") and DualStar Technologies Corporation (the "Company") have agreed to exchange all of the outstanding principal and accrued interest with respect to the senior secured indebtedness owed by the Company to Madeleine (the "Indebtedness") for the Company's interests in certain real estate and certain telecommunications assets and for common equity of the Company. The transaction is subject to approval by the Board of Directors of the Company and to the execution of definitive agreements in form and substance satisfactory to the parties and their respective counsel. The Company and Madeleine each agree to use its best efforts to consummate this transactions contemplated by this agreement in principle as quickly as is practicable.

         The Indebtedness. The Indebtedness is represented by a Promissory Note (the "Note") of the Company to Madeleine dated November 8, 2000, in the principal amount of $12,500,000, bearing interest at the rate of 11% per annum, which is due and payable on November 8, 2007. The Note is presently in default pursuant to its terms. As set forth in this agreement in principle, the Indebtedness shall be reduced to zero in consideration of (a) consummation of the sale of certain assets and business in Florida of ParaComm, Inc., a wholly-owned subsidiary of the Company ("ParaComm"), to an affiliate of Madeleine; (b) conveyance of the real estate owned by the Company located at 11-30 47th Avenue, Long Island City, New York (the "Real Estate"); and (c) issuance of shares of the Company's common stock to Madeleine, all as described below.

         The Indebtedness will be reduced as follows:

         (a) by an aggregate of $3,025,000 plus accrued and unpaid interest on such principal amount in consideration and upon consummation of the sale of certain assets and business in Florida of ParaComm to an affiliate of Madeleine;

         (b) by an amount equal to the fair market value of the Real Estate; and

         (c) the balance of the Indebtedness shall be exchanged for shares of Common Stock of the Company, in an amount to be determined, which amount shall be not less than 5,411,899 shares and not more than 8,498,432 shares. Such number of shares issuable to Madeleine shall represent all of the authorized and unissued shares of Common Stock of the Company less shares reserved for issuance pursuant to the exercise of outstanding stock options and warrants to purchase Common Stock that are not surrendered and cancelled.

         Management Stock Options. Nicholas Ahel, Peter Aiello, Robert Birnbach, Gregory Cuneo, Vincent D'Onofrio, Ronald Fregara, Sr., Barry Halpern, Mark Mayhook and Stephen Yager, executive officers of the Company and/or its affiliates, will agree to surrender and cancel options heretofore issued to them to purchase shares of Common Stock of the Company. In consideration of such cancellation, the Company will issue new options to each officer to purchase the same number of shares of Common Stock, under the Company's 1994 Stock Option Plan, as amended, which shall include (w) a date of grant which is at least six months and one

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day from the date of surrender of said options, (x) an exercise price equal to the 50% of the fair market value at the date of grant, (y) immediate vesting, and (z) a ten year term which shall continue even if the executive officer is no longer in the employ of the Company for any reason. Such issuance shall be subject to approval by the shareholders of the Company of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock. It is intended that such amendment of the Company's Certificate of Incorporation will be presented to the shareholders at the next meeting of shareholders. Madeleine agrees to vote its shares in favor of the proposed amendment to the Company's Certificate of Incorporation and any related matters.

         Madeleine Affiliate Warrants. DualStar Warrant Co. LLC, an affiliate of Madeleine, will surrender for cancellation warrants to purchase a total of 3,125,000 shares of the Company's Common Stock.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement in principle to be duly executed by their respective authorized signatories as of the 13th of June 2003.


MADELEINE, L.L.C.                          DUALSTAR TECHNOLOGIES CORPORATION



By:                                        By:
   --------------------------------           --------------------------------

Name:                                      Name:
     ------------------------------             ------------------------------

Title:                                     Title:
      -----------------------------              -----------------------------



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                                                                       EXHIBIT B


                         FORM OF STOCK OPTION AGREEMENT
                         ------------------------------

         THIS AGREEMENT, made as of the __th day of _____, 200_, (the "Grant Date") between DualStar Technologies Corporation, a Delaware corporation (the "Company"), with an address at 11-30 47th Avenue, Long Island City, New York 11101 and _____________ (the "Optionee").

     WHEREAS, the Company has adopted the 1994 Stock Option Plan, as amended (the "Plan"), in order to provide additional incentive to certain directors, officers, employees or consultants of the Company;

     WHEREAS, the Company has agreed to re-issue new options to Optionee to purchase the same aggregate number of shares of Common Stock as Optionee surrendered pursuant to that certain letter dated June 25, 2003 between the Company and Optionee; and


     WHEREAS, the Board and/or the Committee responsible for administration of the Plan has determined to grant to the Optionee the Stock Option as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

          1.   Grant of Option.

               1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ________ shares of Common Stock, $0.01 par value, of the Company ("Stock"), subject to, and in accordance with, the terms and conditions set forth in this Agreement and the Plan. Dividends, subscription rights and other rights generally afforded stockholders declared or granted with respect to Stock prior to the exercise of the Option are not included in the Option.

               1.2 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

               [1.3 This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Code.]

     2. Purchase Price. The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of the Option shall be $_______ per share.

     3. Duration of Option. The Option (or portion thereof) shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the applicable Vesting Date of the Option (or portion thereof)(the "Exercise Term").

     4. Exercisability of Option. The Option shall vest and be exercisable by Optionee and Optionee shall be entitled to purchase the number of shares covered by the Option, in whole at any time or in part (in whole numbers only), immediately upon the Grant Date.

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     5. Exercise, Payment for, and Delivery of Stock.

         5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office, received at the Company not later than 5:00 p.m. N.Y. time on or prior to the day the Option is to expire. Such notice shall state that the Optionee is electing to exercise the Option and the number of shares of Stock in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Board and/or the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise, and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

         5.2 Subject to the terms and conditions of the Plan, the notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the shares of Stock in respect of which the Option is being exercised and by the Withholding Taxes, if any, in cash (U.S. dollars), by certified or bank check.

         5.3 Upon receipt of notice of exercise and full payment for the shares of Stock in respect of which the Option is being exercised and of the Withholding Taxes, the Company shall, subject to the Plan, promptly take such action as may be necessary to effect the issuance to the Optionee of the number of shares of Stock as to which such exercise was effective, including issuing and delivering such shares of Stock and entering the Optionee's name as a stockholder of record on the books of the Company.

         5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any shares of Stock subject to the Option until the Optionee shall have given the Company the written notice of exercise described in Section 5.1 and the Optionee shall have paid the full purchase price for the number of shares of Stock in respect of which the Option was exercised.

     6. Termination of Employment. If the employment, consultancy, or service as a director of the Optionee with the Company (or its subsidiaries) is terminated by the Company for any reason or voluntarily by the Optionee, the Optionee may at any time after such termination (but in no event after the expiration of the Exercise Term) exercise the Option. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under Optionee's will, or by Optionee's personal representatives or distributes and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

     7. Nontransferability. This Option may not be transferred by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative, subject to the Plan.

     8. Withholding Taxes. If applicable, no later than the date as of which an amount first becomes includible in the gross income of the Optionee for Federal income tax purposes with respect to the receipt of shares, securities, cash or property under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, or local or foreign taxes of any kind required by law to be withheld with respect to such amount ("Withholding Taxes"). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.


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     9. No Right to Continued Employment. Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

     10. Optionee Bound by the Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all terms and provisions thereof, including any amendments thereto.

     11. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     12. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     13. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

     14. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     15. Complete Agreement. This Agreement including the Plan contains the entire agreement and understanding between the parties relating to the subject matter hereof, and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, relating to the subject matter hereof.

     16. Notices. Any notice required or permitted hereunder shall be given in writing and shall be personally delivered or mailed by first class registered or certified mail, postage prepaid, return-receipt-requested, or transmitted by facsimile or by reputable overnight courier, at:

     if to the Company:   DualStar Technologies Corporation
                          11-30 47th Avenue
                          Long Island City, New York  11101
                          Attn: Chief Executive Officer

     if to the Optionee:  ________________________________________
                          At the home address on file with Company

or at such other addresses as such party may designate by five business days advance written notice to the other party.

         Each notice or communication that shall have been transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is sent to the addressee (with return receipt, delivery receipt or the answer back being deemed conclusive, but not exclusive, evidence of such sending) or at such time as delivery is refused by the addressee upon presentation.


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     17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.




         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


DUALSTAR TECHNOLOGIES CORPORATION


By:
   ----------------------------------         ----------------------------------
Name:                                         Optionee:
Title: President/CEO









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SCHEDULE


------------------------------ --------------------
 Name                           Options
 ----                           -------
------------------------------ --------------------
 Nicholas Ahel                     226,000
------------------------------ --------------------
 Peter Aiello                      104,000
------------------------------ --------------------
 Robert Birnbach                   666,000
------------------------------ --------------------
 Gregory Cuneo                     200,000
------------------------------ --------------------
 Vincent D'Onofrio                 251,000
------------------------------ --------------------
 Ronald Fregara, Sr.               200,000
------------------------------ --------------------
 Barry Halpern                     301,000
------------------------------ --------------------
 Mark Mayhook                      100,000
------------------------------ --------------------
 Stephen Yager                     200,000
------------------------------ --------------------
                                 2,248,000
------------------------------ --------------------